April 29, 2015

THE DREYFUS/LAUREL FUNDS TRUST

- Dreyfus Emerging Markets Debt Local Currency Fund

Supplement to Summary and Statutory Prospectuses dated October 1, 2014

As Revised November 25, 2014

The following information supersedes and replaces any contrary information in the summary prospectus and statutory prospectus:

The fund’s benchmark is the JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EM Global Diversified), an unmanaged index that tracks local currency bonds issued by emerging market governments.  The GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, local currency government bonds and includes only those countries that give access to their capital markets to global investors.

Effective May 1, 2015, the following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Federico Garcia Zamora, Alexander Kozhemiakin and Javier Murcio are the fund's primary portfolio managers. Mr. Garcia Zamora has been a primary portfolio manager for the fund since May 2015, and Messrs. Kozhemiakin and Murcio have been primary portfolio managers for the fund since the fund's inception in September 2008. Messrs. Garcia Zamora, Kozhemiakin and Mr. Murcio are employees of Dreyfus and Standish Mellon Asset Management Company LLC (Standish). Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish, Mr. Kozhemiakin is the managing director of emerging market strategies and senior portfolio manager responsible for managing all emerging market debt portfolios at Standish and Mr. Murcio is a senior sovereign analyst and portfolio manager for emerging markets at Standish.

Effective May 1, 2015, the following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Federico Garcia Zamora, Alexander Kozhemiakin and Javier Murcio are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund’s portfolio. Mr. Garcia Zamora has been a primary portfolio manager for the fund since May 2015, and Messrs. Kozhemiakin and Murcio have been primary portfolio managers for the fund since the fund's inception in September 2008.  Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish, which he joined in ____ 2012.  Prior to joining Standish, Mr. Garcia Zamora served as co-portfolio manager of the international fixed income, global fixed income and strategic inflation opportunities funds at American Century Investments from 2008 until ____ 2012.  Mr. Kozhemiakin is the managing director of emerging market strategies and senior portfolio manager responsible for managing all emerging market debt portfolios at Standish, which he joined in February 2007. Mr. Murcio is a senior sovereign analyst and portfolio manager for emerging markets at Standish, which he joined in August 2007. Messrs. Garcia Zamora, Kozhemiakin and Murcio have also been employees of Dreyfus since May 2015, August 2008 and August 2008, respectively, and manage the fund as employees of Dreyfus.